UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2022

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KSS	New York Stock Exchange
Preferred Stock Purchase Rights	—	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On August 18, 2022, Kohl’s Corporation (the “Company”) issued a press release reporting its earnings for the quarter ended July 30, 2022 and updating its earnings guidance for fiscal 2022. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein. A copy of the presentation materials for the August 18, 2022 quarterly earnings conference call is attached as Exhibit 99.2 and incorporated by reference herein.

Item 7.01.	Regulation FD Disclosure.

See Item 2.02.

The information in Items 2.02 and 7.01, including the exhibits attached hereto, is furnished solely pursuant to Items 2.02 and 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in Items 2.02 and 7.01, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Item 8.01.	Other Events.

Accelerated Stock Repurchase Agreement

On August 18, 2022, the Company entered into an accelerated share repurchase agreement (the “ASR Agreement”), pursuant to its previously announced share repurchase program, with Goldman Sachs & Co. LLC (“Goldman”) to repurchase approximately $500 million of the Company’s common stock.

Under the ASR Agreement, the Company will make an aggregate payment of $500 million to Goldman and will receive an aggregate initial delivery of approximately 11.8 million shares of common stock on August 22, 2022, representing approximately 80% of the total shares that are expected to be repurchased under the ASR Agreement. The exact number of shares the Company ultimately will repurchase under the ASR Agreement will be based generally on the average of the daily volume-weighted average price per share of the common stock during the repurchase period, less a discount and is subject to adjustments pursuant to the terms and conditions of the ASR Agreement. At settlement, under certain circumstances, Goldman may be required to deliver additional shares of common stock to the Company, or under certain circumstances, the Company may be required either to deliver shares of common stock or to make a cash payment to Goldman. Final settlement of the transactions under the ASR Agreement is expected to occur in November 2022.

Subject to completion of the repurchase under the ASR Agreement, the Company expects approximately $2.5 billion of shares of its common stock will remain available for repurchase under its current share repurchase program. While the amount and timing of future share purchases are subject to a number of factors, including the Company’s business, share price and general market conditions, the Company intends to continue to return capital to shareholders through dividends and share repurchases. The remaining share repurchases may be made in the open market, through block trades, and other negotiated transactions. The Company expects to execute the share repurchase program primarily in open market transactions, subject to market conditions. There is no fixed termination date for the share repurchase program, and the program may be suspended, discontinued, or accelerated at any time.

Quarterly Dividend

As previously announced, on August 9, 2022, the Board of Directors of the Company declared a quarterly cash dividend of $0.50 per share. The dividend will be paid on September 21, 2022 to all shareholders of record at the close of business on September 7, 2022.

Cautionary Statement Regarding Forward-Looking Information and Non-GAAP Measures

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “intends,” “anticipates,” “plans,” or similar expressions to identify forward-looking statements. Such statements, including statements regarding future performance, business conditions or results of operations, the timing and amount of any share repurchases pursuant to the Company’s share repurchase program and other information are subject to certain risks and uncertainties, which could cause the Company’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in the Company’s Annual Report on Form 10-K and Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2022, which are expressly incorporated herein by reference, and other factors as may periodically be described in the Company’s filings with the SEC. Forward-looking statements relate to the date initially made, and the Company undertakes no obligation to update them.

In the attached press release and presentation materials, the Company provides information regarding adjusted net income, adjusted diluted earnings per share, and free cash flow, which are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to net income as a measure of operating performance. Reconciliations of adjusted net income, adjusted diluted earnings per share, and free cash flow are provided in the press release and presentation materials attached hereto as Exhibits 99.1 and 99.2, respectively. The Company believes that the use of these non-GAAP financial measures provides investors with enhanced visibility into its results with respect to the impact of certain costs. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 18, 2022

99.2	Presentation Materials for August 18, 2022 Quarterly Earnings Conference Call

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2022	KOHL’S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Senior Executive Vice President, General Counsel and Corporate Secretary